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                                                                     Exhibit 23

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Form S-8 No. 33-78340 dated April 29, 1994 pertaining to the OptimumCare Corporation 1994 Stock Option Plan of our report dated March 18, 1996, with respect to the financial statements and schedule of OptimumCare Corporation included in the Annual Report (Form 10-K) for the year ended December 31, 1995


                                             /s/ Ernst & Young LLP
                                             ------------------------------
                                             Ernst & Young LLP


Orange County, California
March 28, 1996